UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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Keithley Instruments, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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Keithley Instruments, Inc. 28775 Aurora Road Cleveland, Ohio 44139-1891 440-248-0400 Fax: 440-248-6168 http://www.keithley.com

January 4, 2007

TO THE SHAREHOLDERS OF KEITHLEY INSTRUMENTS, INC.

This year’s Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at 12:00 Noon (EST), Saturday, February 10, 2007, at our corporate headquarters, 28775 Aurora Road, Cleveland, Ohio.

In addition to acting on the matters outlined in the Proxy Statement, we look forward to reviewing with you the results of the first quarter, which ended on December 31, 2006. As in the past, there will be an informal presentation on the Company’s business.

We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may revoke your proxy should you wish to vote in person.

On behalf of the Directors and management of Keithley Instruments, Inc., we would like to thank you for your continued support and confidence in the Company.

Sincerely yours,

Joseph P. Keithley
Chairman, President and Chief Executive Officer

Keithley Instruments, Inc. 28775 Aurora Road Cleveland, Ohio 44139-1891 440-248-0400 Fax: 440-248-6168 http://www.keithley.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at the Company’s corporate headquarters, 28775 Aurora Road, Cleveland, Ohio, on Saturday, February 10, 2007, at 12:00 Noon (EST), for the following purposes:

(1) To elect ten members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified; and

(2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only holders of Common Shares and Class B Common Shares of record at the close of business on Tuesday, December 12, 2006, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

John M. Gherlein
Secretary

January 4, 2007

Please sign, date and return the enclosed proxy promptly.
A return envelope is enclosed for your convenience.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2007
GENERAL INFORMATION
VOTING RIGHTS
PRINCIPAL SHAREHOLDERS
PROPOSAL ONE: ELECTION OF DIRECTORS
Nominees for Election
INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
CODE OF ETHICS
EXECUTIVE COMPENSATION AND RELATED INFORMATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
LONG-TERM INCENTIVE PLAN — AWARDS IN LAST FISCAL YEAR
PRINCIPAL ACCOUNTANT FEES AND SERVICES
COMPANY STOCK PERFORMANCE
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN* AMONG KEITHLEY INSTRUMENTS, INC., THE RUSSELL 2000 INDEX AND THE S & P TECHNOLOGY COMPOSITE INDEX
OTHER MATTERS

KEITHLEY INSTRUMENTS, INC.

28775 Aurora Road
Cleveland, Ohio 44139

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2007

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Keithley Instruments, Inc. (the “Company”) for use at the Annual Meeting of Shareholders of the Company to be held on February 10, 2007, and any adjournment or postponement thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

The solicitation of proxies is made by and on behalf of the Board of Directors. The expense of soliciting proxies, including the cost of preparing, assembling and mailing the proxy materials, will be borne by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally and by telephone, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by Directors, officers and employees of the Company.

The presence of a shareholder at the Annual Meeting will not operate to revoke the shareholder’s proxy. Any shareholder giving a proxy pursuant to this solicitation may revoke it by giving notice to the Company in writing or in open meeting. All properly executed proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, in accordance with the directions contained in such proxies. If no directions are given, properly executed proxies will be voted FOR the election of the nominees named in this Proxy Statement and FOR the proposals set forth in the Notice, with discretionary authority to vote on all other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The close of business on December 12, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. This Proxy Statement and the accompanying President’s letter, notice and proxy, together with the Company’s annual report to shareholders for the fiscal year ended September 30, 2006, are first being sent to shareholders on or about January 4, 2007.

VOTING RIGHTS

As of the close of business on December 12, 2006, there were outstanding 14,004,745 Common Shares, without par value, of the Company (“Common Shares”) and 2,150,502 Class B Common Shares, without par value, of the Company (“Class B Common Shares”). The holders of outstanding Common Shares on that date will be entitled to one vote for each share held, and the holders of outstanding Class B Common Shares on that date will be entitled to ten votes for each share held. Proxies received by the Company but marked as abstentions or broker non-votes will not count in favor of, or against, election of a nominee for Director; however, abstentions and broker non-votes may have the effect of a vote against approval of any other matter.

The Ohio Revised Code, as it applies to the Company, provides that if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that such shareholder desires the voting to elect Directors to be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice, then each shareholder shall have cumulative voting rights in the election of Directors, enabling such shareholder to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute votes on the same principle among two or more nominees, as such shareholder sees fit. If cumulative voting is in effect, the persons named in the proxy will vote shares represented thereby so as to elect as many of the ten nominees named herein as possible.

PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners

The following persons are known to the Company to be the beneficial owners of more than 5% of the voting securities of the Company as of December 12, 2006:

Class B
	Common Shares		Common Shares(1)
	Number of		Number of		Percentage
	Shares		Shares		of Total
	Beneficially	Percent	Beneficially	Percent	Voting
Name of Beneficial Owner	Owned	of Class	Owned	of Class	Power

Joseph P. Keithley	569,386 (2)	3.9%	2,130,878 (3)	99.1%	60.7%
Bank of America Corporation (4)	780,575	5.6%	—	—	2.2%

(1)	Pursuant to the Company’s Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis.

(2)	Includes Common Shares represented by options exercisable on or before February 10, 2007, by Joseph P. Keithley (526,500 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by Mr. Keithley and his percentage of total voting power of the Company’s capital stock, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes 5,232 shares of restricted stock that are subject to certain vesting requirements and 2,448 shares owned by Mr. Keithley’s wife. Mr. Keithley disclaims beneficial ownership with respect to the shares owned by his wife.

(3)	Includes 1,954,816 shares owned by a partnership of which Mr. Keithley serves as the general partner, and 46,062 shares owned by a trust of which Mr. Keithley serves as the co-trustee.

(4)	Derived from information contained in a Schedule 13G dated February 3, 2006. Bank of America Corporation reports shared voting power with respect to 524,830 shares and shared dispositive power with respect to 780,575 shares; NB Holdings Corporation reports shared voting power with respect to 524,830 shares and shared dispositive power with respect to 780,575 shares; Bank of America, NA reports sole voting power with respect to 77,375 shares, shared voting power with respect to 445,145 shares, sole dispositive power with respect to 93,575 shares and shared dispositive power with respect to 684,690 shares; Columbia Management Group, LLC reports shared voting power with respect to 524,830 shares and shared dispositive power with respect to 684,690 shares; Columbia Management Advisors, LLC reports sole voting power with respect to 524,830 shares and sole dispositive power with respect to 684,690 shares; NationsBanc Montgomery Holdings Corporation reports shared voting power and shared dispositive power with respect to 2,310 shares; and Banc of America Securities LLC reports sole voting power and sole dispositive power with respect to 2,310 shares.

The business address of Mr. Keithley is 28775 Aurora Road, Cleveland, Ohio 44139. The address for Bank of America Corporation is 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, North Carolina 28255.

Security Ownership of Management

The beneficial ownership of Common Shares and Class B Common Shares by each of the Company’s Directors, nominees for Director, each of the Company’s executive officers named in the Summary Compensation Table and by all executive officers and Directors of the Company as a group on December 12, 2006, is set forth in the table below:

				Class B
	Common Shares			Common Shares(1)
	Number of			Number of			Percentage
	Shares			Shares			of Total
Name and Address of	Beneficially		Percent	Beneficially		Percent	Voting
Beneficial Owner	Owned(2)		of Class	Owned		of Class	Power

Brian R. Bachman	71,959		*	—		—	*
James T. Bartlett	96,435		*	—		—	*
James B. Griswold	75,746		*	—		—	*
Leon J. Hendrix, Jr.	126,908		*	—		—	*
Brian J. Jackman	17,393		*	—		—	*
Joseph P. Keithley	569,386	(3)	3.9%	2,130,878	(4)	99.1%	60.7%
Dr. N. Mohan Reddy	57,979		*	—		—	*
Thomas A. Saponas	9,867		—	—		—	—
Barbara V. Scherer	24,065		*	—		—	—
R. Elton White	74,578		*	—		—	*
Mark A. Hoersten	125,817		*	—		—	*
John A. Pesec	146,088	(5)	1.0%	—		—	*
Mark J. Plush	206,184	(6)	1.5%	—		—	*
Linda C. Rae	165,434		1.2%	—		—	*
All executive officers and Directors as a group (18 persons)	2,166,450		13.7%	2,130,878		99.1%	62.9%

*	Less than 1%

(1)	Pursuant to the Company’s Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis.

(2)	Includes Common Shares represented by options exercisable on or before February 10, 2007 by Brian R. Bachman (60,000 shares), James T. Bartlett (60,000 shares), James B. Griswold (40,000 shares), Leon J. Hendrix, Jr. (80,000 shares), Brian J. Jackman (10,000 shares), Joseph P. Keithley (526,500 shares), Dr. N. Mohan Reddy (45,000 shares), Barbara V. Scherer (20,000 shares), R. Elton White (40,000 shares), Mark A. Hoersten (124,200 shares) John A. Pesec (139,000 shares), Mark J. Plush (166,029 shares), Linda C. Rae (164,500 shares), and all officers and Directors as a group (1,829,729 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by each of the individuals and all officers and Directors as a group and their percentage of total voting power of the Company’s capital stock, respectively, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes restricted shares that are subject to certain vesting requirements for Mr. Keithley (5,232 shares), Mr. Plush (5,720 shares), and all officers and Directors as a group (23,268). Includes shares held under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan for the benefit of Mr. Bachman (5,894 shares), Mr. Bartlett (32,370 shares), Mr. Griswold (30,681 shares), Mr. Hendrix (32,843 shares), Mr. Jackman (3,328 shares), Dr. Reddy (8,914), Mr. Saponas (1,594 shares) and Mr. White (30,501 shares), as to which such persons do not have current voting rights.

(3)	Includes 2,448 shares owned by Mr. Keithley’s wife. Mr. Keithley disclaims beneficial ownership with respect to the shares owned by his wife.

(4)	Includes 1,954,816 shares owned by a partnership of which Mr. Keithley serves as the general partner, and 46,062 shares owned by a trust of which Mr. Keithley serves as the co-trustee.

(5)	Includes eight shares owned by Mr. Pesec’s wife. Mr. Pesec disclaims beneficial ownership with respect to the shares owned by his wife.

(6)	Includes 1,265 shares owned by Mr. Plush’s son and 36,482 Common Shares represented by options exercisable on or before February 10, 2007 for Mr. Plush’s former wife. Mr. Plush may exercise the options solely upon the direction of his former wife who is entitled to the shares issued upon exercise. Mr. Plush disclaims beneficial ownership with respect to the options held for the benefit of his former wife.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Keithley’s executive officers, Directors and persons who own more than 10% of Keithley’s common shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required to provide the Company with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of these forms and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements were met during fiscal year 2006 with one exception: Mr. Keithley filed a Form 5 on February 16, 2006 reporting the gift of 10,000 shares on February 3, 2004.

PROPOSAL ONE: ELECTION OF DIRECTORS

At the Annual Meeting, or any adjournment or postponement thereof, Common Shares and Class B Common Shares represented by proxies, unless otherwise specified, will be voted for the election as Directors of the ten persons named below who have been nominated by the Board of Directors following the recommendation of the Board’s Nominating and Corporate Governance Committee.

Each of the Directors to be elected at the meeting is to serve until the next Annual Meeting and until his or her successor shall have been duly elected and qualified. Pursuant to the Company’s Amended Articles of Incorporation (the “Articles”), one-fourth (calculated to the nearest whole number) of the number of authorized Directors, which equals three Directors, is entitled to be elected by the Common Shares voting separately as a class. Messrs. Bachman, Jackman and Reddy have been nominated as the Directors to be so elected by the holders of the Common Shares of the Company. The remaining seven nominees are to be elected by the holders of the Common Shares and the Class B Common Shares voting together. The three nominees receiving the greatest number of votes of the Common Shares voting separately as a class, and the seven other nominees receiving the greatest number of votes of the Common Shares and the Class B Common Shares voting together without regard to class, will be elected as Directors.

Each of the nominees is presently a member of the Board of Directors and each has indicated his or her willingness to serve as a Director, if elected. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by proxies will be voted for the election of any substitute nominee that may be named by the Board of Directors.

Nominees for Election

Set forth below is certain information, as of December 12, 2006, with respect to each person nominated for election as a Director.

Name and Age of Nominee	Business Experience	Director Since

Joseph P. Keithley Age 57
Chairman of the Board of the Company since 1991, Chief Executive Officer since November 1993 and President since May 1994. Director of Brush Engineered Materials Inc., which through its subsidiaries supplies beryllium-containing products and other engineered materials for end-use applications within the worldwide telecommunications and computer, automotive electronics, industrial components, optical media, aerospace, defense and appliance markets, and Director of Nordson Corporation, a worldwide producer of precision dispensing equipment and manufacturer of technology-based systems for curing and surface treatment processes.
		1986

Brian R. Bachman (1) Age 61	Private Investor. From 2000 to 2002, Mr. Bachman served as the Chief Executive Officer and Vice Chairman of Axcelis Technologies, a worldwide producer of ion implantation, dry strip and photo stabilization equipment used in the fabrication of semiconductors. Director of Kulicke and Soffa Industries Inc., a leading supplier of wire bonding equipment in the semiconductor assembly market, and Director of Ultra Clean Technologies, a developer and supplier of critical subsystems for the semiconductor capital equipment industry, focusing on gas delivery systems.	1996

James T. Bartlett Age 69	Advising Director since 2002, and Managing Director from 1986 to 2002, of Primus Venture Partners Inc., the manager of Primus Capital Fund and Primus Capital Funds II, III, IV and V, venture capital limited partnerships. Director of Lamson & Sessions Co., a provider of products for the construction and telecommunications industries.	1983

James B. Griswold Age 60	Retired Partner in the law firm of Baker & Hostetler LLP. Partner from 1982 to 2005 concentrating in the areas of mergers and acquisitions, venture capital, financing, business negotiations, and assisting entrepreneurs and high-growth companies.	1989

Name and Age of Nominee	Business Experience	Director Since

Leon J. Hendrix, Jr. Age 65
Chairman of the Board of Remington Arms Co. since 1997, a manufacturer and marketer of firearms and ammunition. Principal, Clayton, Dubilier & Rice, Inc., a private investment firm, from 1993 to 2000. Chief Operating Officer of Reliance Electric Company from 1992 to 1993, Executive Vice President of Reliance from 1989 to 1992 and Vice President of Corporate Development of Reliance from 1987 to 1989. Reliance Electric is now a part of Rockwell Automation, a worldwide provider of industrial automation power, control and information solutions. Director of Cambrex Corp., a provider of products and services to the life sciences industries.
1990

Brian J. Jackman (1) Age 65
President, The Jackman Group, Inc., a management consulting organization formed in 2005. From 1998 until his retirement in 2001, Mr. Jackman served as President, Global Systems and Technology of Tellabs, Inc., which designs, deploys and services optical networking, broadband access and voice-quality enhancement equipment for the telecommunications industry. He also served as Tellab’s President of Operations from 1993 to 1998, and held various sales and marketing positions during his tenure. Prior to joining Tellabs, Mr. Jackman held various systems, sales and marketing positions with IBM Corporation, which manufactures and markets advanced information processing products, including computer and microelectronic technology, software and networking systems. Director of PCTEL, Inc., a leading supplier of products which simplify mobile connectivity, and Open Texttm Corporation, a provider of Enterprise Content Management solutions for global organizations.
2005

Dr. N. Mohan Reddy (1) Age 53
Interim dean since 2006, Associate Professor of Marketing since 1991 and Keithley Professor of Technology Management since 1996 at the Weatherhead School of Management, Case Western Reserve University. Consultant to firms in the electronics, semiconductor and telecommunications industries on commercializing new technologies and marketing strategy implementation. Director of Brush Engineered Materials, Inc., which through its subsidiaries supplies beryllium-containing products and other engineered materials for end-use applications within the worldwide telecommunications and computer, automotive electronics, industrial components, optical media, aerospace, defense and appliance markets.
2001

Name and Age of Nominee	Business Experience	Director Since

Thomas A. Saponas Age 57	Private Investor. Mr. Saponas served as the Senior Vice President and Chief Technology Officer of Agilent Technologies, Inc. from August 1999 until he retired in October 2003. Prior to Agilent’s spin-off from Hewlett-Packard, Saponas was Vice President and General Manager of Hewlett-Packard’s Electronic Instruments Group from June 1998 to April 1999. Mr. Saponas joined Hewlett-Packard in 1972 and held a number of other positions prior to those listed. Director of Procera Networks, a global provider of networking infrastructure equipment.	2006

Barbara V. Scherer Age 50	Senior Vice President Finance & Administration and Chief Financial Officer of Plantronics, Inc. since 1998. Vice President Finance & Administration and Chief Financial Officer from 1997 to 1998. Plantronics is the leading provider of headsets to telephone companies and the business community worldwide. Prior to joining Plantronics, Ms. Scherer held various executive management positions spanning eleven years in the disk drive industry, was an employee with The Boston Consulting Group and was a member of the corporate finance team at ARCO.	2004

R. Elton White Age 64	Private Investor. Former President of NCR. Director of Kohl’s Corporation, which owns specialty department stores.	1994

(1)	Elected by holders of Common Shares only.

INFORMATION REGARDING MEETINGS AND
COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held six meetings during the fiscal year ended September 30, 2006. During that fiscal year no Director attended fewer than 75% of the aggregate of meetings of the Board and committees on which he or she served, except for Mr. Jackman who attended 70% of the aggregate number of the meetings of the Board and committees on which he served.

The Company has not established a formal policy regarding director attendance at the Company’s annual meeting of shareholders. However, the annual meeting has generally been scheduled on the same day as a regular board meeting. All of the Company’s Directors attended the 2006 annual shareholders’ meeting.

The Company has five standing committees: the Executive Committee, the Audit Committee, the Compensation and Human Resources Committee, the Strategy Committee, and the Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by the Board of Directors. The Board of Directors has also adopted Corporate Governance Guidelines. A copy of the charters for the Audit Committee, Compensation and Human Resources Committee and Nominating and Corporate Governance Committee and the Corporate Governance Guidelines can be found under the “Investor Relations” section of our website at www.keithley.com and are also available in print to any shareholder who submits a request to the Company c/o Marcia Miller, Keithley Instruments, Inc., 28775 Aurora Road, Cleveland, Ohio 44139. Additionally, a copy of the charter for the Audit Committee is attached hereto as Appendix A. Set forth below is the current membership of each standing committee of the Board, with the number of meetings held during the fiscal year ended September 30, 2006, in parentheses.

Nominating and
		Compensation and		Corporate
Executive Committee	Audit Committee	Human Resources	Strategy Committee	Governance
(none)	(seven)	Committee (four)	(four)	Committee (four)

Joseph P. Keithley (Chairman)	R. Elton White (Chairman)	Brian R. Bachman (Chairman)	Dr. N. Mohan Reddy (Chairman)	James T. Bartlett (Chairman)
James T. Bartlett	James T. Bartlett	Leon J. Hendrix, Jr.	Brian R. Bachman	Brian R. Bachman
James B. Griswold	Brian J. Jackman	Thomas A. Saponas	James T. Bartlett	Leon J. Hendrix, Jr.
	Dr. N. Mohan Reddy	Barbara V. Scherer	James B. Griswold	Brian J. Jackman
	Barbara V. Scherer	R. Elton White	Leon J. Hendrix, Jr.
Brian J. Jackman
Joseph P. Keithley
Thomas A. Saponas
Barbara V. Scherer
R. Elton White

The Board has determined that all of the Directors, except for Mr. Keithley, are independent directors within the meaning of New York Stock Exchange listing standards. All of the members of the Board’s Audit Committee, Compensation and Human Resources Committee and Nominating and Corporate Governance Committee are independent directors.

The non-management directors meet in executive session without management during each board meeting. The non-management directors have appointed R. Elton White to serve as the lead outside director, who presides over these executive sessions. Shareholders and other interested parties may communicate with the outside directors of the Board through the lead outside director by sending a letter marked “Confidential” and addressed to:

Lead Director, Keithley Instruments, Inc. Board of Directors
c/o Rosanne Sharrone
Keithley Instruments, Inc.
28775 Aurora Road
Cleveland, Ohio 44139

You may also send an email to the lead outside director through Keithley Instruments, Inc. Office of the President at rsharrone@keithley.com by indicating “Lead Director” in the subject line. The email will be forwarded to the lead outside director.

The Executive Committee is authorized to exercise all of the powers of the Board of Directors between meetings of the Board of Directors. All actions of the Executive Committee are reported to the Board of Directors at its first meeting following such action or actions.

The Audit Committee is responsible for assisting the Board in overseeing (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent registered public accounting firm’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent registered public accounting firm. The Board has determined that Mr. White, Mr. Bartlett and Ms. Scherer are the audit committee financial experts within the meaning of Item 401 of Regulation S-K under the federal securities laws.

The Compensation and Human Resources Committee responsibilities are to review and approve the goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, other executive officers and other employees who report to the Company’s Chief Executive Officer, and to amend these goals and objectives if the Committee deems it appropriate. Toward that end, the committee oversees all compensation, equity and employee benefit plans and payments. The Committee is also responsible for periodically evaluating compensation for members of the Board of Directors and its committees and to review and approve changes in compensation and plans relating to director compensation.

The Strategy Committee is responsible for ensuring that management has in place strategies and action plans as well as useful planning and control systems to enable the Company to meet its objectives.

The Nominating and Corporate Governance Committee is responsible for assisting the Board of Directors in identifying individuals qualified to become Board members; to recommend board committee structure, membership and operations; to develop and recommend to the Board a set of effective corporate governance policies and procedures; and to lead the Board in its annual review of the Board’s performance.

The charter of the Nominating and Corporate Governance Committee provides that the Committee shall make recommendations to the Board regarding director nominations, including director candidates recommended by shareholders. If a shareholders wishes to recommend a candidate, they should send their recommendation, with a description of the candidate’s qualifications, to: Chairman, Nominating and Corporate Governance Committee, c/o Marcia Miller, Keithley Instruments, Inc., 28775 Aurora Road, Cleveland, Ohio 44139. The Committee has not established specific minimum qualifications a candidate must have in order to be recommended by the Committee. However, in determining qualifications for new directors, the Committee will periodically establish and review Board succession plans, establish the experience and attributes needed to fulfill its responsibilities and work with the Chief Executive Officer to identify management’s needs for advice and counsel. A director candidate pool will be established from recommendations from shareholders and the Board of Directors. Additionally, the Nominating and Governance Committee may retain a board search consultant to identify and recruit potential directors.

In 2005, the Compensation Committee undertook a reassessment of the Board’s director compensation practices in recognition of the increased expectations and responsibilities faced by directors of public companies following adoption of the Sarbanes-Oxley Act, new regulatory and stock exchange requirements and director compensation trends at comparable high-technology public companies. In determining director compensation, the Compensation Committee reviewed data for the 21 peer companies identified in the Compensation and Human Resources Committee Report below, as well as other broad-based industry survey data. Based on their research and advice of outside consultants retained by and reporting to the Compensation Committee, the Committee recommended, and the Board of Directors approved, a revised director compensation program, which began to take effect in fiscal year 2006.

For fiscal year 2006, Directors who are not employees of the Company received an annual fee of $20,000 paid in four installments. Directors received an additional $1,000 for each board meeting attended and each committee meeting attended, except for Audit Committee meetings for which each Director received $1,500 for his or her attendance. The Audit Committee Chairman received an additional annual fee of $10,000 paid in four installments, while the Compensation and Human Resources Committee Chairman, the Strategy Committee Chairman, and the Nominating and Corporate Governance Committee Chairmen each received an additional annual fee of $5,000 paid in four installments. Directors may defer their fees under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan. Under the terms of that Plan, the fees are invested in Common Shares, the total number of which are included in Security Ownership of Management table found on page 3, and will be paid out in cash or Common Shares on a specified date or upon retirement from the Board of Directors per the election of the recipient.

Along with shifting employee compensation from a focus on stock options to full-value shares, the equity compensation of the Board has also been modified. Each non-employee Director will receive a restricted stock award worth $75,000, rounded to whole shares, upon his or her initial appointment to the Board. The shares will vest over a 3-year period. Additionally, each non-employee Director receives an annual Common Share grant equal to approximately $58,000 issued in four installments. The shares are issued pursuant to the Keithley Instruments Inc. 2002 Stock Incentive Plan. Effective October 1, 2005, the Board of Directors established a policy requiring Directors to own $100,000 of Common Shares in the Company. It is expected that the Company’s Directors will make substantial progress towards achieving this ownership level within four years of the establishment of the policy, or in the case of new Directors, within four year’s of their election.

The following table summarizes the compensation received by each Director during fiscal year 2006:

	Fees Earned or		Stock
	Paid in Cash		Awards		Total
Name	($)		($)(1)		($)

Brian R. Bachman	42,000		57,975		99,975
James T. Bartlett	48,500	(2)	57,975		106,475
James B. Griswold	31,000	(2)	57,975		88,975
Leon J. Hendrix, Jr.	35,000	(2)	57,975		92,975
Brian J. Jackman	34,000	(2)	57,975		91,975
Dr. N. Mohan Reddy	46,500	(2)	57,975		104,475
Thomas A. Saponas	22,000	(2)	118,469	(3)	140,469
Barbara V. Scherer	44,500		57,975		102,475
R. Elton White	54,500	(4)	57,975		112,475

(1)	Represents the dollar value of the annual Common Share grant described above.

(2)	Represents the dollar value of fees that have been deferred in the 1996 Outside Directors Deferred Stock Plan described above.

(3)	Includes restricted stock valued at $74,992 on the date of grant, which will vest on February 13, 2009.

(4)	Mr. White has deferred $13,500 in the 1996 Outside Directors Deferred Stock Plan described above and $41,000 in the Keithley Instruments, Inc. Deferred Compensation Plan. Under the terms of the Keithley Instruments, Inc. Deferred Compensation Plan, interest is accrued on amounts deferred at the prime rate in effect on September 30th of Key Bank NA as specified by the Plan.

CODE OF ETHICS

The Company has a Code of Ethics that applies to all employees, executive officers and Directors of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics includes provisions covering compliance with laws and regulations, insider trading practices, conflicts of interest, confidentiality, protection and proper use of Company assets, accounting and recordkeeping, fair competition and fair dealing, business gifts and entertainment, payments to government personnel, and the reporting of illegal or unethical behavior. The Code of Ethics is posted on the Company’s website and is available in print to any shareholder submitting a request to the Company c/o Marcia Miller, Keithley Instruments, Inc., 28775 Aurora Road, Cleveland, Ohio 44139. Any waiver of any provision of the code granted to an executive officer or Director may only be made by the Board of Directors or a Committee of the Board authorized to do so and will be promptly disclosed on the Company’s website at www.keithley.com.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation and Human Resources Committee Report

The Compensation and Human Resources Committee (“the Committee”) of the Board of Directors is responsible for reviewing and approving executive management compensation, including the Chief Executive Officer’s performance evaluation, and overseeing the Company’s compensation, employee benefit, and management organizational development plans. Each member qualifies as an independent director under the listing standards of the New York Stock Exchange (the “NYSE”). Members of the Committee also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The goal of Keithley’s compensation program is to attract highly qualified individuals, and to retain them as well as motivate them to achieve superior financial results in both the short-term and long-term thus aligning them with the interests of shareholders. The compensation program is designed to reward the achievement of return on invested capital (“ROIC”) in excess of the Company’s cost of capital while achieving superior sales growth, earnings growth and appreciation of the Company’s share price. The Committee and the Board of Directors believe that the compensation program and specific compensation choices made on behalf of the Company’s executive officers must meet two standards. First, they must be competitive with similar electronics companies and competitive measurement companies with whom we compete for employees in the marketplace. Second, the program and pay decisions need to be in the immediate and long-term interests of the shareholders through the creation of shareholder value and future share appreciation. The other factors that would be considered in a decision to increase or decrease compensation materially would include the performance of the individual, the performance of the Company, and significant changes in the competitive landscape for individuals possessing the skills the Company requires.

The Company’s executive compensation program consists of a base salary, an annual cash bonus, and long-term incentive awards in the form of stock-based compensation. On an annual basis, the Committee determines each executive officer’s compensation package for the upcoming year. The Committee has retained the services of an independent executive compensation consultant, AON Consulting/Radford Surveys, to perform marketplace studies and to advise the Committee on competitive pay practices. Data considered includes both broad-based electronics industry survey data, and specific data from 21 peer companies1, which are comparable in scale, complexity and technology. The 21 peer companies were chosen because they compete for employees with similar skills as those the Company requires. Company management works with AON Consulting to understand the competitive norms and to make specific recommendations to the Committee with regard to compensation based upon its assessment of the performance of each individual executive officer. Compensation amounts realized from past years and prior year equity awards are generally not considered in the current year’s determination of each individual’s compensation package. The impacts of tax or accounting treatments for particular forms of compensation also are generally not considered, except to the extent they reflect industry norms.

The total mix of base salary, annual cash bonus, and long-term incentive awards is based upon the recommendation of AON Consulting, and are implemented after careful consideration of individual performance to job requirements, attainment of specific goals and contributions to the Company. The allocation between currently paid cash compensation and long-term compensation for Mr. Keithley and for Ms. Rae is targeted at approximately a 50/50 split. The allocation for other executive officers is targeted between 60/40 and 70/30. The allocation is based upon market place norms and the impact that each executive officer is believed to have on the Company’s long-term strategy and implementation thereof.

Following is a summary of the each element of total compensation.

Base Salary

Executive officers’ base salaries are benchmarked against the range of salaries paid to individuals who hold similar positions at the peer companies described above. In general for those managers with suitable experience and who are performing well, their salaries are targeted to the market median. All executive officers’ salaries are within a range of plus or minus twenty percent of the market median based on individual experience and performance. All received salary increases during fiscal year 2006 based upon individual performance, and to remain competitive with market movements for individuals with similar skills and experience in similar industries.

Annual Bonus Program

The Committee determines a target bonus award for each executive officer based upon comparisons to individuals with similar positions in similar electronics and measurement companies as described above. The targeted bonus payout is set based upon a percentage of base salary. In the case of Mr. Keithley, the bonus is targeted at approximately 70 percent of his base salary. For the other executive officers, bonus targets range from 35 to 55 percent of their individual salary depending upon their position and experience. The calculated payout of each annual bonus is based on objective financial measures. Bonuses are paid at market median for median company

1 ADE, Aeroflex, Analogic, Brooks Automation, Cascade Microtech, Credence Systems, ESI, Electroglas, EXFO, Kulicke & Soffa, LeCroy, LTX, National Instruments, Newport, Photon Dynamics, Rudolph Technologies, Thermawave, Tollgrade, Varian Semiconductor, Veeco and X-rite. Other larger Test and Measurement companies like Agilent and Tektronics are surveyed for program design and compensation strategies.

performance. Above median annual bonuses are paid when Company performance is significantly above the established target, and below median annual bonuses or no bonuses will be paid for poor financial performance. The 2006 Annual Bonus program’s financial measures for the executive officers other than Mr. Pesec, consist of return on assets employed (“ROA”) as a proxy for ROIC, and sales growth (1/2 ROA and 1/2 sales growth weighting). In the case of Mr. Pesec, sales growth is replaced with order growth to determine the bonus payout. ROA is calculated as earnings before interest, taxes and stock-based compensation expense, divided by the average of the sum of inventory, customer accounts receivable and net fixed assets. The Chief Executive Officer can recommend to the Committee a plus or minus 25 percent modification to the calculated bonus to be delivered to an executive officer; however, he cannot modify his own calculated bonus. The Committee can then modify the bonus recommended by the Chief Executive Officer by an additional plus or minus 25 percent. The Committee may also modify the Chief Executive Officer’s calculated bonus. The modifications are based on the individual’s contribution to the effective management of the Company and the performance of the individual’s functional area of responsibility.

For fiscal year 2006, the Committee determined Annual Bonuses for executive officers other than Mr. Keithley, Mr. Plush, Mr. Etsler and Mr. Pesec would be paid at 52% of target. Mr. Pesec’s Annual Bonus was paid at 67% of target as his bonus is based upon order growth versus sales growth. While the sales or order growth met our targets, the earnings were below our expectations. For fiscal 2006, the Company determined that it was not appropriate to include the costs of the stock options investigation in the calculation of ROA for those executive officers who had no involvement in the matters under investigation. Messieurs Keithley, Plush and Etsler are discussed under “Other Actions.”

Long Term Compensation Program

Long-term compensation is awarded in the form of annual non-qualified stock option grants (“NQSO”), and beginning in fiscal year 2006, in the granting of performance award units (“PAU”). The Committee has chosen not to have long-term incentive programs that reward in cash, as it feels that stock settled programs offer better alignment between the interests of the executive officers and the Company’s shareholders. Additionally, restricted stock award units are not awarded to executive officers or other key managers, as they are not directly tied to Company performance.

As described above, AON Consulting provides the Committee with marketplace and peer company data for competitive long-term pay granted for each executive officer position. That dollar value is used by the Committee to determine the appropriate mix of non-qualified stock options and performance share units described below. Performance share units are valued at the share price at the time of the grant, and stock options are valued by the compensation consultant using a risk adjusted present value model (RAPV). This value is often about half of the grant price, and is not the value the Company uses to expense the stock options under Statement of Financial Accounting Standards No. 123(R) Stock-based Compensation (SFAS 123(R)). The Company uses the Black-Scholes model to value NQSO’s for SFAS 123(R) purposes.

The NQSOs and PAUs were granted on the first business day of the 2006 fiscal year. PAUs are to be earned based on a three-year performance period and entitle the recipient to receive one share of the Company’s common shares for each unit. NQSOs and PAUs are used to align executive compensation directly with shareholder value by tying the performance of the business and the achievement of strategic goals to the Company’s share price. For Mr. Keithley and Ms. Rae, a 50-50 split between NQSOs and PAUs is used. For the other executive officers, a 40-60 split of NQSOs and PAUs is used. Mr. Keithley and Ms. Rae’s split is more heavily weighted toward NQSOs than the others as they have a greater ability to impact the strategy and plans of the Company, and NQSO’s provide more leverage with regard to their compensation than PAU’s. NQSO issued in fiscal year 2006 vest 50 percent after two years, 75 percent after three years and are fully vested after four years. They expire in ten years, and have an option price equal to the fair market value of the Company’s common shares at the time of grant. PAUs are earned over a three-year period with the payout metrics dependent upon the Company’s sales growth in comparison to a pre-defined group of peer companies2, and the Company’s ROA (defined for this purpose as earnings before taxes and interest divided by the average of the sum of accounts receivable, inventories and net property plant and equipment

2 Aeroflex, Advantest, August Technology, Chroma ATE, Nanometrics, National Instruments, Yokogawa, Teradyne, Tektronix, Rudolph Technologies, Thermawave, Lecroy, LTX, Tollgrade Communications, Agilent, Anritsu, EXFO for the 2006-2008 performance period.

for the applicable fiscal year) or return on invested capital (ROIC) in the case of Mr. Keithley, Ms. Rae and Mr. Plush, over the three-year performance period. ROIC is defined as net earnings divided by shareholders equity less cash and short-term investments. ROIC is used for Mr. Keithley, Ms. Rae and Mr. Plush as they have more ability to impact the Company’s after tax cash flow and capital structure than the other executive officers. The measure for sales performance uses a different set of peer companies than the compensation peer company group, although some individual companies are in both groups. The peer companies used to compute the sales growth measure comprise those companies that make product solutions for customers that are the same or very similar to those of Keithley, and include non-U.S. international companies, in order to provide a proxy for market share. The final amount earned pursuant to a PAU granted in fiscal year 2006 may range from a maximum of twice the initial award, as specified in the agreement, to a minimum of no units depending upon the level of attainment of performance thresholds. The awards can be adjusted in increments of 50 percent of the target. The awards granted in fiscal year 2006 to executive officers will vest on September 30, 2008. The current expected payout of these awards is at the target level.

Deferred Compensation Plan

The Deferred Compensation Plan provides Executive Officers and other key employees the opportunity to defer receipt of cash compensation. The Company does not contribute to this plan. Participants may elect to defer all or part of their cash compensation (base salary and annual bonus) for a specified period of years or until retirement. Participants can select from a variety of investment funds from which the earnings on their deferred cash compensation account will be determined. Participants in the Deferred Compensation Plan are considered unsecured creditors of the Company.

Other Compensation Plans and Perquisites

The Company’s benefits and retirement programs are designed to be competitive with electronics industry norms. The Company has a defined benefit pension plan that covers all eligible U.S.-based employees and is described in greater detail on page 14. The Company also maintains a defined contribution retirement plan for all of its eligible employees in the United States under Section 401(k) of the Internal Revenue Code. The dollar value of the Company match is shown in the “All Other Compensation” column of the Summary Compensation Table on page 15, and follows the same formula for executive officers as for all eligible employees. The Company does not have a supplemental executive retirement plan (SERP) covering current executive officers.

The Company provides executive officers with a Company car, a cell phone (except for Mr. Plush), life insurance equal to two times their annual salary, access to financial planning services, and access to a health club membership. The dollar value of these perquisites was below the threshold necessary for disclosure in the “Other Annual Compensation” column of the Summary Compensation Table on page 15 for fiscal year 2006.

Change in Control and Other

Upon a change in control as defined in the Keithley Instruments, Inc. 2002 Stock Incentive Plan, all stock options and any outstanding stock appreciation rights granted under the Plan shall become immediately exercisable in full and all restricted stock grants, including PAUs, shall become immediately vested and any applicable restrictions shall lapse. PAUs shall immediately vest at target levels. The Company does not have a formal severance policy.

The Company does not have stock ownership guidelines or other requirements with regard to executive officer ownership of the Company’s Common Shares.

Chief Executive Officer Compensation

Mr. Keithley’s compensation for fiscal 2006 was earned pursuant to the arrangements described above. The Committee approved a 2006 base salary increase for Mr. Keithley of three percent effective January 1, 2006 after considering his performance relative to his annual individual performance objectives, which are mutually set at the beginning of each year. His current base salary is $425,184, which places him five percent above the median of his peers.

Mr. Keithley received a NQSO grant during fiscal 2006 equal to 55,000 common shares, and 28,500 PAUs for the three-year performance period that will end September 30, 2008. These awards were granted on October 3, 2006, and the terms were described under the “Long Term Compensation Program” of this report.

Other Actions

As a result of the costs and management time incurred by the Company in connection with the stock options investigation, the Company has determined that Joseph P. Keithley, the Company’s Chairman of the Board, President and Chief Executive Officer and Mark J. Plush, the Company’s Chief Financial Officer, will not receive a bonus for fiscal 2006, a salary increase for calendar year 2007, or any equity grants prior to the annual grants expected to be made in November 2007, and Philip R. Etsler, the Company’s Vice President of Human Resources, will not receive a bonus for fiscal 2006, a salary increase for calendar year 2007 or any options prior to the time of the annual grants expected to be made in November 2007, although he is expected to receive performance shares in connection with the 2006 annual grants expected to be made to employees shortly following the filing of the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2006.

Compensation and Human Resources Committee
Brian R. Bachman, Chairman
Leon J. Hendrix
Barbara Scherer
Thomas A. Saponas
R. Elton White

Employment Agreements with Named Executive Officers of the Company.  Pursuant to an employment agreement which was entered into on April 7, 1994, Mr. Plush is required to be compensated at the rate of at least $109,800 per year. Mr. Plush’s agreement initially covered a three-year period and is automatically renewable for one-year periods thereafter.

Retirement Plan.  The Company’s United States pension plan provides retirement benefits to eligible participants who terminate employment at or after age 65, or who terminate employment before age 65 with at least five years of service. Benefits commence after termination of employment, but generally not before age 55. Retirement benefits are computed on the basis of pension credits for each year of the employee’s service. Generally, an employee’s pension credits will be equal to the sum of (i) 0.9% of the employee’s high five-year average annual compensation, not in excess of the employee’s Social Security “covered compensation” (as defined by Section 401(I)(5)(E) of the Internal Revenue Code) as of September 30, 1999, plus 1.5% of such average annual compensation in excess of “covered compensation,” with such sum multiplied by the employee’s years of credited service (up to 30 years) through September 30, 1999; plus (ii) 1.2% of the employee’s annual compensation for each plan year beginning on or after October 1, 1999. The employee’s annual retirement benefit, when paid as a life annuity commencing at age 65, will equal the total of the pension credits he or she has earned. If the individuals listed in the summary compensation table were to continue to be employees until their attainment of age 65 at the rate of compensation they received during fiscal 2006, their annual retirement benefits would be as follows: Mr. Keithley, $93,200; Ms. Rae, $84,100; Mr. Plush, $67,100; Mr. Pesec, $80,900, and Mr. Hoersten, $86,700.

The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the four most highly compensated executive officers of the Company as of September 30, 2006, for the fiscal years ended September 30, 2006, 2005 and 2004.

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation
		Annual Compensation			Awards
				Other	Restricted	Securities	All Other
				Annual	Stock	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation(1)	Awards ($)(2)	Options (#)	($)(3)

Joseph P. Keithley	2006	$421,888	$—		$428,925	55,000	$6,448
Chairman of the Board,	2005	$409,000	$109,481		—	—	$6,388
President and Chief Executive Officer	2004	$390,000	$587,774		—	70,000	$3,242
Linda C. Rae	2006	$257,555	$67,307		$189,630	25,000	$6,639
Senior Vice President and	2005	$229,996	$42,033		—	—	$6,617
General Manager	2004	$212,500	$230,000		—	41,000	$2,960
Mark J. Plush	2006	$252,604	$—		$120,400	10,400	$6,424
Vice President and	2005	$238,112	$30,313	$27,494	—	—	$6,367
Chief Financial Officer	2004	$221,500	$189,863		—	35,000	$3,145
John A. Pesec	2006	$227,508	$59,041		$115,885	10,000	$6,394
Vice President Worldwide	2005	$217,560	$39,718		—	—	$6,274
Sales and Support	2004	$210,000	$175,000		—	26,000	$3,000
Mark A. Hoersten	2006	$202,283	$35,357		$101,588	8,800	$6,424
Vice President Business	2005	$192,993	$22,287			—	$6,218
Management	2004	$190,000	$139,596			25,000	$2,852

(1)	The amount shown for Mr. Plush in 2005 includes $10,000 for personal use of a Company car, $8,481 for life insurance premiums paid on his behalf, $7,690 for personal financial planning services, with the remainder paid for health club dues. The Company’s other Executive Officers receive similar benefits; however, the dollar amounts were below the threshold for disclosure.

(2)	Represents Performance Award Units granted for the three-year period that will end September 30, 2008. Dollar amount shown represents the number of units at the targeted amount of the award multiplied by the NYSE closing price of the Company’s common shares on the date of grant.

(3)	Consists of matching contributions under the Company’s Retirement Savings Trust and Plan.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
	Number of	% of Total			Potential Realizable
	Securities	Options			Value at Assumed
	Underlying	Granted to	Exercise		Annual Rates of Stock
	Options	Employees	or Base		Price Appreciation
	Granted	in Fiscal	Price	Expiration	for Option Term
Name	(#)	Year	($/Sh)	Date	5% ($)	10% ($)

Joseph P. Keithley	55,000	33.2%	15.05	10/3/2015	520,568	1,319,220
Linda C. Rae	25,000	15.1%	15.05	10/3/2015	236,622	599,646
Mark J. Plush	10,400	6.3%	15.05	10/3/2015	98,435	249,453
John A. Pesec	10,000	6.0%	15.05	10/3/2015	94,649	239,858
Mark A. Hoersten	8,800	5.3%	15.05	10/3/2015	83,291	211,075

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

						Value of Unexercised
	Shares		Number of Securities Underlying Unexercised			in-the-money
	Acquired	Value	Options at			Options at
	on Exercise	Realized	September 30, 2006 (#)			September 30, 2006 ($)
Name	(#)	($)	Exercisable		Unexercisable	Exercisable	Unexercisable

Joseph P. Keithley	—	—	526,500		55,000	261,719	—
Linda C. Rae	—	—	164,500		25,000	58,453	—
Mark J. Plush	—	—	166,029	(1)	10,400	—	—
John A. Pesec	—	—	139,000		10,000	175,688	—
Mark A. Hoersten	—	—	124,200		8,800	17,063	—

(1)	Includes 36,482 exercisable options held for the benefit of Mr. Plush’s former wife. Mr. Plush may exercise the options solely upon the direction of his former wife who is entitled to the shares issued upon exercise. Mr. Plush disclaims beneficial ownership with respect to the options held for the benefit of his former wife.

LONG-TERM INCENTIVE PLAN — AWARDS IN LAST FISCAL YEAR

	Number of	Performance	Estimated Future Payouts
	Shares, Units	or Other Period	Under Non-Stock Price-Based Plan
	or Other Rights	Until Maturation	Threshold	Target	Maximum
Name	(#)	or Payout	(#)	(#)	(#)

Joseph P. Keithley	28,500	10/3/2005 to 9/30/2008	14,250	28,500	57,000
Linda C. Rae	12,600	10/3/2005 to 9/30/2008	6,300	12,600	25,200
Mark J. Plush	8,000	10/3/2005 to 9/30/2008	4,000	8,000	16,000
John A. Pesec	7,700	10/3/2005 to 9/30/2008	3,850	7,700	15,400
Mark A. Hoersten	6,750	10/3/2005 to 9/30/2008	3,375	6,750	13,500

The Performance Award Units were granted on October 1, 2005 and are to be earned over the three-year period from October 1, 2005 through September 30, 2008. The payout metrics are based upon the Company’s sales growth in comparison to a pre-defined group of peer companies identified in the Compensation and Human Resources Committee Report on pages 10-14, and the Company’s ROA or ROIC in the case of Mr. Keithley, Ms. Rae and Mr. Plush, over the three-year performance period. The final amount earned pursuant to a Performance Award Unit granted in fiscal year 2006 may range from a minimum of no units to a maximum of twice the initial award, as specified in the agreement, depending upon the level of attainment of performance thresholds. The awards can be adjusted in increments of 50 percent of the target up to the maximum. The awards will vest on September 30, 2008.

Audit Committee Report

The Audit Committee has reviewed and discussed with Keithley’s management and PricewaterhouseCoopers LLP the audited consolidated financial statements of Keithley contained in the Annual Report on Form 10-K for the 2006 fiscal year. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to SAS No. 61, as amended by Statement on Auditing Standards No. 90, (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of Keithley’s financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from Keithley.

In addition, the Audit Committee, in consultation with management, the independent registered public accounting firm and the internal auditors, has reviewed management’s report on internal control over financial reporting as of September 30, 2006 and the independent registered public accounting firm’s attestation report (which are required pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), and has considered the effectiveness of the Company’s internal control over financial reporting.

Based on these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Keithley’s Annual Report on Form 10-K for its 2006 fiscal year for filing with the Securities and Exchange Commission.

Audit Committee
R. Elton White, Chairman
James T. Bartlett
Brian J. Jackman
Dr. N. Mohan Reddy
Barbara V. Scherer

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm of PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 1958. The following table shows the fees billed to the Company from PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended September 30, 2006 and 2005:

	Fiscal 2006	Fiscal 2005

Audit Fees	$1,047,250	$740,310
Audit-Related Fees	—	29,500
Tax Fees	189,400	158,000
All Other Fees	3,000	3,000

Total	$1,239,650	$930,810

Fees related to fiscal 2006 and 2005 are comprised of the services as described in the following items:

“Audit Fees” consist of fees billed for professional services rendered for the audit of Keithley Instruments, Inc.’s consolidated financial statements, the audit of the Company’s internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002, Section 404, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” consist of fees billed for professional services related to the audits of the Company’s United States pension plan and retirement savings and trust plan.

“Tax Fees” consist of fees billed for professional services for tax compliance, tax advice and tax planning for the Company’s subsidiaries and sales offices in various tax jurisdictions throughout the world.

“All Other Fees” consist of licensing fees for an accounting research database maintained by PricewaterhouseCoopers LLP.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, and he will have an opportunity to make a statement if he so desires. The representative will also be available to respond to appropriate questions from shareholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves, on an individual basis, all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007.

COMPANY STOCK PERFORMANCE

The following performance graph compares the five-year cumulative return from investing $100 on September 30, 2001 in each of the Company’s Common Shares, the Russell 2000 Index and the Standard & Poor’s Information Technology Index. The comparison assumes that all dividends are reinvested.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
AMONG KEITHLEY INSTRUMENTS, INC., THE RUSSELL 2000 INDEX
AND THE S & P TECHNOLOGY COMPOSITE INDEX

	Cumulative Total Return
	9/01	9/02	9/03	9/04	9/05	9/06
KEITHLEY INSTRUMENTS, INC.	100.00	85.43	100.67	125.16	105.70	93.36
RUSSELL 2000	100.00	90.70	123.80	147.04	173.44	190.65
S & P INFORMATION TECHNOLOGY INDEX	100.00	68.95	110.00	112.16	127.24	131.39

OTHER MATTERS

The Board of Directors of the Company is not aware of any matter to come before the meeting other than the election of Directors. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the proxies to vote in accordance with their best judgment on such matters.

Any shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in 2008 in compliance with Rule 14a-8 promulgated under the Exchange Act must be received by the Company at its principal executive offices not later than August 31, 2007, for inclusion in the Board of Directors’ proxy statement and form of proxy relating to that meeting. The Company will not be required to include in its proxy statement and form of proxy a shareholder proposal that is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by regulations of the Securities and Exchange Commission. In addition, if a shareholder intends to present a proposal at the Company’s 2008 Annual Meeting without the inclusion of the proposal in the Company’s proxy materials, the appointed proxies may exercise their discretionary voting authority for any proposal received after November 14, 2007, without any discussion of the proposal in the Company’s proxy statement.

Shareholders and other interested parties may send written communications to the Board by mailing them to the Board of Directors, c/o Joseph P. Keithley, Chairman, Keithley Instruments, Inc., 28775 Aurora Road, Cleveland, Ohio 44139. All communications will be forwarded to the Directors.

Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s voting securities must set forth a good faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for such report should be directed to:
Mark J. Plush
Vice President and Chief Financial Officer
Keithley Instruments, Inc.
28775 Aurora Road
Cleveland, Ohio 44139

You are urged to sign and return your proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

January 4, 2007

APPENDIX A

KEITHLEY INSTRUMENTS, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

REVISED APRIL 26, 2004

1.	Purposes of the Committee

The purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Keithley Instruments, Inc. (the “Company”) are (i) to assist the Board in overseeing (a) the integrity of the financial statements of the Company, (b) the Company’s compliance with legal and regulatory requirements, (c) the Company’s independent auditor’s qualifications and independence, and (d) the performance of the Company’s internal audit function and independent auditors; (ii) to prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement, (iii) to perform an annual performance review of the Committee, and (iv) to perform the duties and responsibilities of audit committees set forth in Rule 10A-3(b)(2)-(5) of the Securities Exchange Act of 1934.

2.	Composition of the Committee

The Committee shall consist of no fewer than three directors, each of whom shall be independent, as the term “independent” is defined for purposes of applicable Federal securities laws, the rules of the SEC and the listing standards of the New York Stock Exchange (the “NYSE”) or other applicable listing standards. Each Committee member must meet the financial literacy and experience standards applicable to him or her under applicable law, SEC rules and NYSE or other listing standards. No Committee member may serve on the audit committee of more than three other publicly-traded companies.

The members of the Committee will be appointed by and serve at the pleasure of the Board. The Board has the sole authority to remove Committee members and to fill vacancies on the Committee.

3.	Meetings and Procedures of the Committee

The Committee will meet at least quarterly with the authority to convene additional meetings as it deems appropriate. The Board shall designate one member of the Committee as its Chairperson. The Chairperson of the Committee will preside at each meeting and will set the agenda of items to be addressed at each meeting. In setting the agenda, the Chairperson may consult with other members of the Committee and is encouraged to consult with the Company’s Chief Financial Officer. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee. The Committee may form subcommittees of not fewer than two members for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

The Committee may meet in executive session outside the presence of the Company’s executive officers.

4.	Committee Authority and Responsibilities

The Committee has the following authority and responsibilities:

(a) Approval of Services.  The Committee has the sole authority to engage and, when appropriate, replace, the Company’s independent auditor. The Committee is directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Company. The Committee must preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor.

(b) Review and Discussion Items.  The Committee shall review and discuss:

(i)	with the internal auditor and the independent auditor, respectively, in advance of their respective audits, the overall scope and plans for their audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits; in this connection, the Committee shall discuss with management and the independent auditor the Company’s significant financial reporting exposures, and with management and the internal auditor, the Company’s significant exposures (financial, operating or otherwise), and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

(ii)	with management and the independent auditor, the financial information to be included in the Company’s Annual Report on Form 10- K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements, and any significant matters regarding internal controls over financial reporting that have come to their attention during the conduct of their audit; in this connection, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards, applicable law or listing standards, including matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, and shall determine whether to recommend to the Board that the audited financial statements be included in the Company’s Form 10-K;

(iii)	with management and the independent auditor, the quarterly financial information to be included in the Company’s Quarterly Reports on Form 10-Q, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any other matters required at the time of that discussion to be communicated to the Committee by the independent auditor under generally accepted auditing standards, applicable law or listing standards; in this connection, the Committee shall discuss the results of the independent auditor’s review of the Company’s quarterly financial information conducted in accordance with Statement on Auditing Standards No. 100;

(iv)	with the Chief Executive Officer and the Chief Financial Officer periodically (and at least quarterly), management’s conclusions about the efficacy of the Company’s disclosure controls and procedures, including any significant deficiencies in the design or operation of such controls and procedures or material weaknesses therein, and with management and the independent auditor annually, management’s annual internal control report, including the auditor’s attestation thereof, if any;

(v)	with management, at least annually and at such other times as the Committee considers appropriate, the Company’s earnings press releases, including the use of any “pro forma” or “adjusted” non-GAAP information, and the nature of financial information and earnings guidance provided to analysts and rating agencies;

(vi)	with the independent auditor, at least annually, any problems or difficulties the auditor has encountered in connection with the annual audit or otherwise, including any restrictions on the scope of its activities or access to required information, any disagreements with management regarding U.S. generally accepted accounting principles (“GAAP”) or other matters, material adjustments to the financial statements recommended by the independent auditor, and adjustments that were proposed but “passed,” regardless of materiality; in this connection, the Committee shall discuss with the independent auditor significant consultations — on matters that otherwise are required to be disclosed to the audit committee — made with the independent auditor’s national office, any management letter issued or proposed to be issued by the auditor, the Company’s response to that letter and the responsibilities and budget of the Company’s financial auditing staff and the quality and depth of the financial auditing staff;

(vii)	with management, the internal auditor and independent auditor, at least annually and at such other times as the Committee considers appropriate, (a) significant issues regarding accounting principles and financial statement presentations, including any significant change in the Company’s selection or application of accounting principles, and significant issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, (c) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor, and (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements and other public disclosures;

(viii)	with the independent auditor, at least annually, the auditor’s periodic reports regarding its independence;

(ix)	with the independent auditor, at least annually, the auditor’s performance, including the Committee’s evaluation of the auditor’s lead partner; in conducting this review, the Committee shall consult with management and the head of internal audit and obtain and review a report by the independent auditor describing its internal quality-control procedures, material issues raised in its most recent internal quality-control review, or peer review (if applicable), or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting any independent audit carried out by the independent auditor, and the response of the independent auditor;

(x)	with the Chief Financial Officer and, if appropriate, the Company’s outside counsel, at least annually and at such other times as the Committee considers appropriate, material legal affairs of the Company and the Company’s compliance with applicable law and listing standards; in this connection, the Committee shall discuss with management (and appropriate counsel) and the independent auditor any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company’s financial statements, accounting or auditing matters or compliance with the Company’s code of ethics or other standards of conduct;

(xi)	with management, annually, a summary of the Company’s transactions with directors and officers of the Company, including reimbursement of expenses, and with firms that employ directors, and any other material related party transactions; and

(xii)	with the full board, annually, an evaluation of this Charter and of the Committee’s performance under this Charter.

(c) Reports.  The Committee shall report regularly to the full board with respect to actions taken and matters discussed by the Committee, including any items that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the internal audit function. The Committee shall report annually to the full Board with respect to the Committee’s evaluation of this Charter and the Committee’s performance thereunder. The Committee shall be responsible for the preparation of the reports required to be included in the Company’s annual proxy statement with respect to financial and accounting matters and Committee actions, and such other reports with respect to those matters as are required by applicable law, applicable rules of the SEC or applicable NYSE or other listing standards.

(d) Hiring and Complaint Processing Policies and Procedures.  The Committee shall establish (a) policies for the Company’s hiring of employees or former employees of the independent auditors who have participated in the audit of the Company, and (b) procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters.

(e) Other Authority and Responsibilities; Limitation.  The Committee will have such additional authority and responsibilities as may be granted to or imposed on audit committees from time to time by applicable law, SEC rules and NYSE or other listing standards, and shall discharge all of its authority and responsibilities in accordance with all applicable law, SEC rules and NYSE or other listing standards. The Committee may conduct or authorize the conduct of such investigations within the scope of its authority and responsibilities as it considers appropriate, and may retain, at the Company’s expense, such legal, accounting or other advisers as the Committee considers necessary or advisable for the full and faithful execution thereof.

In discharging its responsibilities, the Committee is not responsible for the planning or conduct of audits or for any determination that the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles and applicable rules and regulations. These matters are the responsibility of management and the independent auditor.

(f) Access to Records.  The Committee is entitled to full access to all books, records, facilities and personnel of the Company for the purpose of executing its authority and responsibilities.

c/o National City Bank Corporate Trust Operations Locator 5352 P. O. Box 92509 Cleveland, OH 44101-4509
Proxy must be signed and dated below.
â   Please fold and detach card at perforation before mailing.    â

Keithley Instruments, Inc.	Common Shares
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SATURDAY, FEBRUARY 10, 2007.
The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J. PLUSH and each of them, as proxies and attorneys, with full power of substitution, to appear and vote all the Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 10, 2007, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.

Signature

Signature (if held jointly)

Dated:

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.

SIGN AND RETURN THIS PROXY CARD AS SOON AS POSSIBLE.

Annual Meeting of Shareholders
February 10, 2007
12:00 Noon
â   Please fold and detach card at perforation before mailing.  â

Keithley Instruments, Inc.	Common Shares
You are encouraged to specify your choices by marking the appropriate boxes but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies named above cannot vote your shares unless you sign and return this card.
This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this Proxy will be voted FOR the nominees named in Item 1 and with discretionary authority on all other matters that may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors recommends a vote FOR Item 1.
1.	ELECTION OF DIRECTORS ❑ FOR ❑ WITHHOLD AUTHORITY

Joseph P. Keithley	Brian R. Bachman*	James T. Bartlett	James B. Griswold	Leon J. Hendrix, Jr.
Brian J. Jackman*	Dr. N. Mohan Reddy*	Thomas A. Saponas	Barbara V. Scherer	R. Elton White
*Elected by holders of Common Shares only.
To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) in the space provided below.

2.	To vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
(Continued from the other side)

c/o National City Bank Corporate Trust Operations Locator 5352 P. O. Box 94509 Cleveland, OH 44101-4509
Proxy must be signed and dated below.
â  Please fold and detach card at perforation before mailing.  â

Keithley Instruments, Inc.	Class B Common Shares
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SATURDAY, FEBRUARY 10, 2007.
The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J. PLUSH and each of them, as proxies and attorneys, with full power of substitution, to appear and vote all the Class B Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 10, 2007, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.

Signature

Signature (if held jointly)

Dated:

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.

SIGN AND RETURN THIS PROXY CARD AS SOON AS POSSIBLE.

Annual Meeting of Shareholders
February 10, 2007
12:00 Noon
â   Please fold and detach card at perforation before mailing.    â

Keithley Instruments, Inc.	Class B Common Shares
You are encouraged to specify your choices by marking the appropriate boxes but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies named above cannot vote your shares unless you sign and return this card.
This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this Proxy will be voted FOR the nominees named in Item 1 and with discretionary authority on all other matters that may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors recommends a vote FOR Item 1.
1.	ELECTION OF DIRECTORS ❑ FOR ❑ WITHHOLD AUTHORITY

Joseph P. Keithley	James T. Bartlett	James B. Griswold	Leon J. Hendrix, Jr.
Thomas A. Saponas	Barbara V. Scherer	R. Elton White
To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) in the space provided below.

2.	To vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
(Continued from the other side)